EXHIBIT 99.2

CERTIFICATION PURSUANT TO 8 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Cysive, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Lund, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge and based on my review of the Report:

                                   1.     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                   2.     the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John R. Lund

John R. Lund
Chief Financial Officer, Treasurer
and Secretary

August 12, 2002